Exhibit (d)
MSC INCOME FUND, INC.
Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
Trustee
Indenture
Dated as of [•]
Providing for the Issuance
of
Debt Securities
MSC INCOME FUND, INC.
Reconciliation and tie between Trust Indenture Act of 1939
and Indenture, dated as of [•]
§ 310
§ 312
§ 314
§ 315
§ 316
§ 317
§ 318
Trust Indenture
Act Section
          Indenture
Section
608
608
610
701
704
1005
102
102
102
601, 602
101 (“Outstanding”)
502, 512
513
508
503
504
111
111
(a)(1)
(a)(2)
(b)
(c)
(a)
(a)(4)
(c)(1)
(c)(2)
(e)
(b)
(a) (last sentence)
(a)(1)(A)
(a)(1)(B)
(b)
(a)(1)
(a)(2)
(a)
(c)
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the
Indenture.
TABLE OF CONTENTS
Page
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL
APPLICATION1
ARTICLE TWO SECURITIES FORMS17
SECTION 201.Forms of Securities17
SECTION 202.Form of Trustee’s Certificate of Authentication17
SECTION 203.Securities Issuable in Global Form18
ARTICLE THREE THE SECURITIES19
i
SECTION 101.
SECTION 102.
SECTION 103.
SECTION 104.
SECTION 105.
SECTION 106.
SECTION 107.
SECTION 108.
SECTION 109.
SECTION 110.
SECTION 111.
SECTION 112.
SECTION 113.
SECTION 114.
SECTION 115.
Definitions1
Compliance Certificates and Opinions11
Form of Documents Delivered to Trustee12
Acts of Holders12
Notices, Etc., to Trustee and Company.13
Notice to Holders; Waiver15
Conflict with TIA15
Effect of Headings and Table of Contents16
Successors and Assigns16
Separability Clause.16
Benefits of Indenture16
Governing Law16
Legal Holidays16
Submission to Jurisdiction17
Waiver of Jury Trial17
SECTION 301.
SECTION 302.
SECTION 303.
SECTION 304.
SECTION 305.
SECTION 306.
SECTION 307.
SECTION 308.
SECTION 309.
SECTION 310.
SECTION 311.
SECTION 312.
SECTION 313.
SECTION 314.
Amount Unlimited; Issuable in Series19
Denominations22
Execution, Authentication, Delivery and Dating.23
Temporary Securities24
Registration, Registration of Transfer and Exchange25
Mutilated, Destroyed, Lost and Stolen Securities27
Payment of Interest; Interest Rights Preserved; Optional Interest Reset.28
Optional Extension of Maturity30
Persons Deemed Owners31
Cancellation31
Computation of Interest32
Currency and Manner of Payments in Respect of Securities32
Appointment and Resignation of Successor Exchange Rate Agent35
CUSIP Numbers36
ARTICLE FOUR SATISFACTION AND DISCHARGE36
SECTION 401.Satisfaction and Discharge of Indenture36
SECTION 402.Application of Trust Funds37
ARTICLE FIVE REMEDIES38
SECTION 501.
SECTION 502.
SECTION 503.
SECTION 504.
SECTION 505.
SECTION 506.
SECTION 507.
SECTION 508.
ARTICLE SIX THE TRUSTEE45
ARTICLE SEVEN HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND
COMPANY56
SECTION 701.
SECTION 702.
SECTION 703.
SECTION 704.
SECTION 705.
Disclosure of Names and Addresses of Holders56
Preservation of Information; Communications to Holders56
Reports by Trustee56
Reports by Company.56
Calculation of Original Issue Discount57
ii
Events of Default38
Acceleration of Maturity; Rescission and Annulment39
Collection of Indebtedness and Suits for Enforcement by Trustee41
Trustee May File Proofs of Claim.41
Trustee May Enforce Claims Without Possession of Securities42
Application of Money Collected.42
Limitation on Suits43
Unconditional Right of Holders to Receive Principal, Premium and
Interest.43
Restoration of Rights and Remedies44
Rights and Remedies Cumulative44
Delay or Omission Not Waiver44
Control by Holders of Securities44
Waiver of Past Defaults45
Waiver of Stay or Extension Laws45
SECTION 509.
SECTION 510.
SECTION 511.
SECTION 512.
SECTION 513.
SECTION 514.
SECTION 601.
SECTION 602.
SECTION 603.
SECTION 604.
SECTION 605.
SECTION 606.
SECTION 607.
SECTION 608.
SECTION 609.
SECTION 610.
SECTION 611.
SECTION 612.
SECTION 613.
Notice of Defaults45
Duties of Trustee.46
Certain Rights of Trustee47
Not Responsible for Recitals or Issuance of Securities49
May Hold Securities49
Money Held in Trust50
Compensation and Reimbursement and Indemnification of Trustee50
Corporate Trustee Required; Eligibility50
Disqualification; Conflicting Interests51
Resignation and Removal; Appointment of Successor51
Acceptance of Appointment by Successor52
Merger, Conversion, Consolidation or Succession to Business53
Appointment of Authenticating Agent54
ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER57
SECTION 801.Company May Consolidate, Etc., Only on Certain Terms57
SECTION 802.Successor Person Substituted.58
ARTICLE NINE SUPPLEMENTAL INDENTURES58
SECTION 901.
SECTION 902.
SECTION 903.
SECTION 904.
SECTION 905.
SECTION 906.
Supplemental Indentures Without Consent of Holders58
Supplemental Indentures with Consent of Holders60
Execution of Supplemental Indentures61
Effect of Supplemental Indentures61
Conformity with Trust Indenture Act62
Reference in Securities to Supplemental Indentures62
ARTICLE TEN COVENANTS62
SECTION 1001.
SECTION 1002.
SECTION 1003.
SECTION 1004.
SECTION 1005.
SECTION 1006.
Payment of Principal, Premium, if any, and Interest62
Maintenance of Office or Agency62
Money for Securities Payments to Be Held in Trust63
Additional Amounts64
Statement as to Compliance65
Waiver of Certain Covenants65
ARTICLE ELEVEN REDEMPTION OF SECURITIES65
SECTION 1101.
SECTION 1102.
SECTION 1103.
SECTION 1104.
SECTION 1105.
SECTION 1106.
SECTION 1107.
Applicability of Article65
Election to Redeem; Notice to Trustee66
Selection by Trustee of Securities to Be Redeemed66
Notice of Redemption.66
Deposit of Redemption Price67
Securities Payable on Redemption Date.68
Securities Redeemed in Part68
ARTICLE TWELVE SINKING FUNDS69
SECTION 1201. Applicability of Article69
SECTION 1202. Satisfaction of Sinking Fund Payments with Securities69
SECTION 1203. Redemption of Securities for Sinking Fund.69
ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS70
SECTION 1301.
SECTION 1302.
SECTION 1303.
SECTION 1304.
SECTION 1305.
Applicability of Article70
Repayment of Securities70
Exercise of Option.70
When Securities Presented for Repayment Become Due and Payable.71
Securities Repaid in Part71
iii
ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE72
SECTION 1401.
Applicability of Article; Company’s Option to Effect Defeasance or
Covenant Defeasance.72
Defeasance and Discharge.72
Covenant Defeasance.72
Conditions to Defeasance or Covenant Defeasance73
Deposited Money and Government Obligations to Be Held in Trust;
Other Miscellaneous Provisions74
SECTION 1402.
SECTION 1403.
SECTION 1404.
SECTION 1405.
ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES76
SECTION 1501. Purposes for Which Meetings May Be Called.76
SECTION 1502. Call, Notice and Place of Meetings76
SECTION 1503. Persons Entitled to Vote at Meetings76
SECTION 1504. Quorum; Action.76
SECTION 1505.  Determination of Voting Rights; Conduct and Adjournment of
Meetings78
SECTION 1506. Counting Votes and Recording Action of Meetings78
ARTICLE SIXTEEN SUBORDINATION OF SECURITIES79
SECTION 1601.
SECTION 1602.
SECTION 1603.
SECTION 1604.
SECTION 1605.
SECTION 1606.
SECTION 1607.
SECTION 1608.
SECTION 1609.
iv
Agreement to Subordinate79
Distribution on Dissolution, Liquidation and Reorganization;
Subrogation of Subordinated Securities79
No Payment on Subordinated Securities in Event of Default on
Designated Senior Indebtedness81
Payments on Subordinated Securities Permitted.81
Authorization of Holders to Trustee to Effect Subordination.82
Notices to Trustee.82
Trustee as Holder of Designated Senior Indebtedness82
Modifications of Terms of Designated Senior Indebtedness83
Reliance on Judicial Order or Certificate of Liquidating Agent83
INDENTURE, dated as of [•], between MSC Income Fund, Inc., a Maryland corporation
(hereinafter called the “Company”), having its principal office at 1300 Post Oak Boulevard, 8th
Floor, Houston, Texas 77056, and The Bank of New York Mellon Trust Company, N.A., a
national banking association, as Trustee (hereinafter called the “Trustee”), having its Corporate
Trust Office at 601 Travis Street, Houston, Texas 77002.
RECITALS OF THE COMPANY
The Company deems it necessary to issue from time to time for its lawful purposes debt securities (hereinafter called the “Securities”) evidencing its secured or unsecured indebtedness, which may or may not be convertible into or exchangeable for any securities of any Person
(including the Company), and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, to be issued in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.
This Indenture (as defined herein) is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.
All things necessary to make this Indenture a valid and legally binding agreement of the
Company, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders
(as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, or of a series thereof, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101.
Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)
the terms defined in this Article have the meanings assigned to them in this
Article, and include the plural as well as the singular and, pursuant to Section 301, any such item may, with respect to any particular series of Securities, be amended or modified or specified as being inapplicable;
(2)
all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein, and the terms “cash transaction” and “self-liquidating paper”, as used in Section 311 of the Trust Indenture Act, shall have the meanings assigned to them in the rules of the
Commission (as defined herein) adopted under the Trust Indenture Act;

(3)
all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and
(4)
the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
Certain terms, used in other Articles herein, are defined in those Articles.
“Act”, when used with respect to any Holder of a Security, has the meaning specified in
Section 104.
“Additional Amounts” means any additional amounts that are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the
Company in respect of certain taxes imposed on certain Holders and that are owing to such
Holders.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified
Person. For the purposes of this definition, “control” when used with respect to any specified
Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Authenticating Agent” means any authenticating agent appointed by the Trustee pursuant to Section 613 to act on behalf of the Trustee to authenticate Securities of one or more series.
“Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.
“Board of Directors” means the board of directors of the Company, the executive committee or any committee of that board duly authorized to act hereunder.
“Board Resolution” means a copy of a resolution certified by the Secretary or an
Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day”, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust
Indenture Act, then the body performing such duties on such date.
“Company” means the Person named as the “Company” in the first paragraph of this
Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by the Chairman, the Chief Executive Officer, President or a
Vice President of the Company, and by the Chief Financial Officer, Chief Operating Officer,
Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.
“Controlled Subsidiary” means any Subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect
Subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.
“Conversion Date” has the meaning specified in Section 312(d).
“Conversion Event” means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the
Euro within Economic and Monetary Union of the European Union or (iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.
“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 601 Travis Street, Houston, Texas 77002, Attention: Corporate Trust Administration,
or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).
“corporation” includes corporations, associations, companies and business trusts.
“Currency” means any currency or currencies, composite currency or currency unit or currency units issued by the government of one or more countries or by any reorganized confederation or association of such governments.
“Default” means any event that is, or after notice or passage of time or both would be, an
Event of Default.
“Defaulted Interest” has the meaning specified in Section 307.

“Depository” means the clearing agency registered under the Exchange Act that is designated to act as the Depository for global Securities. DTC shall be the initial Depository, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depository” shall mean or include such successor.
“Designated Senior Indebtedness” means the principal of (and premium, if any, on) and unpaid interest on (a) indebtedness of the Company (including indebtedness of others guaranteed by the Company), whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed, that has been designated by the Company as
“Designated Senior Indebtedness” for purposes of this Indenture by a Company Order delivered to the Trustee, (b) Designated Senior Securities, and (c) renewals, extensions, modifications and refinancings of any such indebtedness.
“Designated Senior Security” or “Designated Senior Securities” means any Security or
Securities designated pursuant to Section 301 as a Designated Senior Security.
“Dollar” or “ $” means a dollar or other equivalent unit in such coin or currency of the
United States of America as at the time shall be legal tender for the payment of public and private debts.
“DTC” means The Depository Trust Company.
“Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.
“Election Date” has the meaning specified in Section 312(h).
“Euro” means the euro or other equivalent unit in such official coin or currency of the
European Union.
“Event of Default” has the meaning specified in Article Five.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time and the rules and regulations of the
Commission promulgated thereunder.
“Exchange Rate Agent”, with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 301, a bank that is a member of the New York Clearing House Association, designated pursuant to Section 301 or
Section 313.
“Exchange Rate Officers’ Certificate” means a certificate setting forth (i) the applicable
Market Exchange Rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 302 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate or the applicable bid quotation signed by the Chief
Financial Officer or any Vice President of the Company.
“FATCA” means Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as
amended.
“Foreign Currency” means any Currency, including, without limitation, the Euro issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute
of Certified Public Accountants, the opinions and pronouncements of the Public Company
Accounting Oversight Board and the statements and pronouncements of the Financial
Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States, which are in effect from time to time.
“Holder” means the Person in whose name a Security is registered in the Security
Register.

“Government Obligations” means securities that are (i) direct obligations of the United
States of America or the government that issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii)
obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government that issued the Foreign Currency in which the
Securities of such series are payable, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such
Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.
“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of
Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is
Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms that relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.
“Indexed Security” means a Security as to which all or certain interest payments and/or the principal amount payable at Maturity are determined by reference to prices, changes in prices, or differences between prices, of securities, Currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures as are specified in or pursuant to Section 301 hereof.
“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to
Section 1004, includes such Additional Amounts.
“Interest Payment Date”, when used with respect to any Security, means the Stated
Maturity of an installment of interest on such Security.
“Market Exchange Rate” means, unless otherwise specified with respect to any Securities pursuant to Section 301, (i) for any conversion involving a currency unit on the one hand and
Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to
Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any
Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in
New York City as certified for customs purposes by the Federal Reserve Bank of New York and
(iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 301, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question, or such other quotations as the Exchange Rate
Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment, notice of exchange or conversion or otherwise.
“Notice of Default” has the meaning provided in Section 501.
“Officers’ Certificate” means a certificate signed by the Chairman, the Chief Executive
Officer, President or a Vice President of the Company, and by the Chief Financial Officer, Chief
Operating Officer, Secretary or an Assistant Secretary of the Company, and delivered to the
Trustee.
“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the
Company or who may be an employee of or other counsel for the Company.
“Original Issue Discount Security” means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the
Maturity thereof pursuant to Section 502.
“Outstanding”, when used with respect to Securities or any series of Securities, means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:
(i)
Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii)
Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this
Indenture or provision therefor satisfactory to the Trustee has been made;
(iii)
Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen;
(iv)
Securities that have been changed into any other securities of the
Company or any other Person in accordance with this Indenture if the terms of such
Securities provide for convertibility or exchangeability pursuant to Section 301; and
(v)
Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign
Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate
Officers’ Certificate delivered to the Trustee, of the principal amount (or, in the case of an
Original Issue Discount Security or Indexed Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above or (iii) below, respectively) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and
(iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a
Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.
Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the
Securities or any Affiliate of the Company or of such other obligor.
“Paying Agent” means any Person authorized by the Company to pay the principal of (or premium, if any, on) or interest, if any, on any Securities on behalf of the Company.
“Person” means any individual, corporation, partnership, joint venture, association, joint-
stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.
“Place of Payment”, when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any, on) and interest, if any, on such Securities are payable as specified and as contemplated by Sections 301 and 1002.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Redemption Date”, when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture. The Company shall determine the
Redemption Price.
“Registered Security” means any Security that is registered in the Security Register.
“Regular Record Date” for the interest payable on any Interest Payment Date on the
Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.
“Repayment Date” means, when used with respect to any Security to be repaid at the option of the Holder, means the date fixed for such repayment by or pursuant to this Indenture.
“Repayment Price” means, when used with respect to any Security to be repaid at the option of the Holder, means the price at which it is to be repaid by or pursuant to this Indenture.
“Responsible Officer”, when used with respect to the Trustee, means any officer of the
Trustee assigned by the Trustee to administer its corporate trust matters and who shall have direct responsibility for the administration of this Indenture.
“Security” or “Securities” has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this
Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is
Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.
“Security Register” and “Security Registrar” have the respective meanings specified in
Section 305.
“Senior Indebtedness” means the principal of (and premium, if any, on) and unpaid interest on (a) indebtedness of the Company (including indebtedness of others guaranteed by the
Company) that does not constitute Designated Senior Indebtedness or Subordinated
Indebtedness, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed, (b) Securities that are not designated as Designated Senior
Securities or Subordinated Securities, and (c) renewals, extensions, modifications and refinancings of any such indebtedness.
“Special Record Date” for the payment of any Defaulted Interest on the Registered
Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.
“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.
“Subordinated Indebtedness” means the principal of (and premium, if any, on) and unpaid interest on (a) indebtedness of the Company (including indebtedness of others guaranteed by the Company), whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed, which in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness ranks junior in right of payment to the Company’s Designated Senior Indebtedness, equally and pari passu in right of payment with all other Subordinated Indebtedness, (b) Subordinated Securities,
and (c) renewals, extensions, modifications and refinancings of any such indebtedness.
“Subordinated Security” or “Subordinated Securities” means any Security or Securities designated pursuant to Section 301 as a Subordinated Security.
“Subsidiary” means (1) any corporation a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, (2) any other Person (other than a corporation) in which such Person, one or more
Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has a majority ownership interest, or
(3) a partnership in which such Person or a Subsidiary of such Person is, at the time, a general partner and in which such Person, directly or indirectly, at the date of determination thereof has a majority ownership interest.
“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this
Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a
Trustee hereunder; provided, however, that if at any time there is more than one such Person,
“Trustee” as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.
“United States” means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
“United States person” means, unless otherwise specified with respect to any Securities pursuant to Section 301, any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United
States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in the

Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date that elect to continue to be treated as United States persons, will also be United States persons.
“Valuation Date” has the meaning specified in Section 312(c).
“Voting Stock” as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.
“Vice President”, as used herein, includes, without limitation, any Vice President, Senior
Vice President, Executive Vice President or similar title.
“Yield to Maturity” means the yield to maturity, computed at the time of issuance of a
Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.
SECTION 102.
Compliance Certificates and Opinions.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1005) shall include:
(1)
a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;
(2)
a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(3)
a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such condition or covenant has been complied with; and
(4)
a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
SECTION 103.
Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 104.
Acts of Holders.
(a)
Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the
Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.
(b)
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing or the authority of the Person executing the same may also be proved in any other reasonable manner that the Trustee deems sufficient.
(c)
The ownership of Registered Securities shall be proved by the Security Register.
(d)
If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other
Act, and for that purpose the Outstanding Securities shall be computed as of such record date;
provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this
Indenture not later than eleven months after the record date.
(e)
Any request, demand, authorization, direction, notice, consent, waiver or other
Act of the Holder of any Security shall bind every future Holder of the same Security and the
Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any
Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
SECTION 105.
Notices, Etc., to Trustee and Company.
Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(1)
the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via overnight courier guaranteeing next day delivery or same day messenger service to the Trustee at its
Corporate Trust Office, Attention: MSC Income Fund, Inc. [identify Securities], or

(2)
the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-
class postage prepaid, or sent via overnight courier guaranteeing next day delivery or same day messenger service, to the Company, to the attention of its Chief Financial Officer at 1300 Post
Oak Boulevard, 8th Floor, Houston, Texas 77056, with a copy to Harry S. Pangas c/o Dechert
LLP, 1900 K Street NW, Washington, DC 20006.
Whenever under this Indenture the Trustee or the Company is required to provide any notice by mail, in all cases each of the Trustee and the Company may alternatively provide notice by overnight courier, with return receipt requested, or by electronic mail.

The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.
All notices and communications to the Company shall be deemed to have been duly given:
(i) at the time delivered by hand, if personally delivered; (ii) at the time delivered by electronic mail, if delivered by electronic mail; (iii) five Business Days after being deposited in the mail, postage prepaid; and (iv) the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. All notices and communications to the
Trustee shall be deemed delivered on actual receipt.
The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic
Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”)
and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.
If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such
Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized
Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the
Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.
Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event or any other communication (including any notice of redemption or repurchase) to a Holder of a global Security (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depository (or its designee)
pursuant to the standing instructions from the Depository or its designee, including by electronic mail in accordance with accepted practices at the Depository.
SECTION 106.
Notice to Holders; Waiver.
Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or by overnight courier guaranteeing next day delivery to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered
Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other
Holders of Registered Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.
If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to
Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.
Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the
Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
Notwithstanding the foregoing, to the extent the Securities are held with DTC, any and all such notices and communications shall be transmitted electronically to DTC in accordance with its applicable procedures.
SECTION 107.
Conflict with TIA.
If any provision of this Indenture limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be a part of and govern this Indenture, the provision of the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to this
Indenture as so modified or only to the extent not so excluded, as the case may be.
SECTION 108.
Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 109.
Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
SECTION 110.
Separability Clause.
In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 111.
Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give to any
Person, other than the parties hereto, any Security Registrar, any Paying Agent, any
Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 112.
Governing Law.
This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this
Indenture and shall, to the extent applicable, be governed by such provisions.
SECTION 113.
Legal Holidays.
In any case where any Interest Payment Date, Redemption Date, Repayment Date,
sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business
Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any
Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date,
Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

SECTION 114.
Submission to Jurisdiction.
The Company hereby irrevocably submits to the non-exclusive jurisdiction of any New
York state or federal court sitting in The City of New York in any action or proceeding arising out of or relating to the Indenture and the Securities of any series, and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
SECTION 115.
Waiver of Jury Trial.
EACH OF THE COMPANY AND THE TRUSTEE, AND EACH OTHER PARTY BY
ITS ACCEPTANCE OF A SECURITY, HEREBY IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO
TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO
THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED
HEREBY.
ARTICLE TWO
SECURITIES FORMS
SECTION 201.
Forms of Securities.
The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
SECTION 202.
Form of Trustee’s Certificate of Authentication.
Subject to Section 612, the Trustee’s certificate of authentication shall be in substantially the following form:

The Registered Securities of each series, the temporary global Securities of each series, if any, and the permanent global Securities of each series, if any, shall be in substantially the forms as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this
Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.
This is one of the Securities of the series designated therein referred to in the within-
mentioned Indenture.
The Bank of New York Mellon Trust Company,
N.A., as Trustee
By
Authorized Signatory
SECTION 203.
Securities Issuable in Global Form.
If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section
302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding
Securities of such series from time to time endorsed thereon and that the aggregate amount of
Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or the Security Registrar in such manner and upon instructions specified in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304.
Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee or the
Security Registrar shall deliver and redeliver any Security in permanent global form in the manner and upon instructions specified therein or in the applicable Company Order.
The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the
Company delivers to the Trustee or the Security Registrar the Security in global form together with written instructions with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of
Section 303.
Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any, on) and interest, if any, on any Security in permanent global form shall be made to the registered Holder.
Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE
INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A
DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE
EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO
TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN
THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE

THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE
INDENTURE.
ARTICLE THREE
THE SECURITIES
SECTION 301.
Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
(1)
the title of the Securities of the series including CUSIP numbers (which shall distinguish the Securities of such series from all other series of Securities);
(2)
any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
(3)
the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series shall be payable;
(4)
the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest
Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, the basis upon which such interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

The Securities may be issued in one or more series as Registered Securities and may (but do not have to) be designated as Designated Senior Securities or Subordinated Securities.
Designated Senior Securities are unsubordinated, shall rank equally and pari passu with all of the Company’s other Designated Senior Indebtedness and the Company’s Senior Indebtedness
and senior to all of the Company’s Subordinated Indebtedness. Subordinated Securities shall rank junior to the Company’s Designated Senior Indebtedness and equally and pari passu with all of the Company’s other Subordinated Indebtedness. There shall be established in one or more
Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’
Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of
Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series when issued from time to time):
(5)
the place or places, if any, other than or in addition to the Borough of Manhattan,
The City of New York, where the principal of (and premium, if any, on) and interest, if any, on
Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;
(6)
the period or periods within which, or the date or dates on which, the price or prices at which, the Currency or Currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the
Company, if the Company is to have the option;
(7)
the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the Currency or Currencies in which, and other terms and conditions upon which
Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;
(8)
if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable;
(9)if other than the Trustee, the identity of each Security Registrar and/or Paying
Agent;
(10)if other than the principal amount thereof, the portion of the principal amount of
Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502, upon redemption of the Securities of the series which are redeemable before their Stated Maturity, upon surrender for repayment at the option of the
Holder, or which the Trustee shall be entitled to claim pursuant to Section 504 or the method by which such portion shall be determined;
(11)if other than Dollars, the Currency or Currencies in which payment of the principal of (or premium, if any, on) or interest, if any, on the Securities of the series shall be made or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of
Section 312;
(12)whether the amount of payments of principal of (or premium, if any, on) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;
(13)whether the principal of (or premium, if any, on) or interest, if any, on the
Securities of the series are to be payable, at the election of the Company or a Holder thereof, in one or more Currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency or Currencies in which such Securities are denominated or stated to be payable and the Currency or Currencies in which such Securities are to be paid, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 312;
(14)provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;
(15)any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to any of the provisions of Section 1006) of the Company with respect to Securities of the series, whether or not such
Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;
(17)the date as of which any temporary global Security representing Outstanding
Securities of the series shall be dated if other than the date of original issuance of the first
Security of the series to be issued;
(18)the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name such Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary global
Security on an Interest Payment Date will be paid; and the extent to which, or the manner in which, any interest payable on a permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 307;
(19)the applicability, if any, of Sections 1402 and/or 1403 to the Securities of the
series and any provisions in modification of, in addition to or in lieu of any of the provisions of
Article Fourteen;
(20)if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;
(21)whether, under what circumstances and the Currency in which, the Company will pay Additional Amounts as contemplated by Section 1004 on the Securities of the series to any

(16)whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series in certificated form and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and the circumstances under which and the place or places where such exchanges may be made and if Securities of the series are to be issuable as a global Security, the identity of the depository for such series;
Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);
(22)the designation of the initial Exchange Rate Agent, if any;
(23)if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;
(24) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such
Securities will be so convertible or exchangeable;
(25)if the Securities of the series are to be secured, the terms and conditions upon which such Securities will be so secured;
(26)the appointment of any calculation agent, foreign currency exchange agent or other additional agents; and
(27)any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture or the requirements of the Trust Indenture Act).
All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above (subject to Section 303) and set forth in the Officers’ Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the
Holders, for issuances of additional Securities of such series.
If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the Securities of such series.
SECTION 302.
Denominations.
The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered
Securities of such series, other than Registered Securities issued in global form (which may be of any denomination) shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.
Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Company by its Chairman, its Chief
Executive Officer, its President its Chief Operating Officer, its Chief Financial Officer or any of
its Vice Presidents and attested by its Secretary or any of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual, electronic or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.
Securities bearing the manual, electronic or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the
Company may deliver Securities of any series executed by the Company, to the Trustee for authentication, together with a Company Order and an Officers’ Certificate and Opinion of
Counsel in accordance with Section 102 for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such
Securities. If all the Securities of any series are not to be issued at one time and if the Board
Resolution or supplemental indenture establishing such series shall so permit, such Company
Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the
Trustee shall be entitled to receive, and shall be fully protected in relying upon,
(i)
an Opinion of Counsel stating,
(a)
that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;
(b)
that the terms of such Securities have been established in
conformity with the provisions of this Indenture;
(c)
that such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities; and

(d)
all conditions precedent under this Indenture to the authentication of the Securities have been complied with; and
(ii)
an Officers’ Certificate stating, to the best of the knowledge of the signers of such certificate, that no Event of Default with respect to any of the Securities shall have occurred and be continuing.
Notwithstanding the provisions of Section 301 and of this Section 303, if all the
Securities of any series are not to be issued at one time, it shall not be necessary to deliver an
Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order, Opinion of Counsel or Officers’ Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties, obligations or immunities under the Securities and this
Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.
Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate
Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.
Each Registered Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee or an Authenticating Agent by manual or electronic signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.
Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such
Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
SECTION 304.
Temporary Securities.
Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary
Securities may be in global form.
SECTION 305.
Registration, Registration of Transfer and Exchange.
Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding and containing identical terms and provisions.
At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the
Trustee shall authenticate and deliver, the Registered Securities that the Holder making the exchange is entitled to receive.

Except in the case of temporary Securities in global form (which shall be exchanged as provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount and like tenor of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive
Securities of such series.
The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities
(the registers maintained in such office or in any such office or agency of the Company in a
Place of Payment being herein sometimes referred to collectively as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security
Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed
“Security Registrar” for the purpose of registering Registered Securities and transfers of
Registered Securities on such Security Register as herein provided, and for facilitating exchanges of temporary global Securities for permanent global Securities or definitive Securities, or both, or of permanent global Securities for definitive Securities, or both, as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the
Security Register at all reasonable times.
Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.
Notwithstanding the foregoing, except as otherwise specified as contemplated by Section
301, any permanent global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner’s interest in such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the depository specified as contemplated by Section 3.01 or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose, or to the Security Registrar, to be exchanged, in whole or from time to time in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption. If a
Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record
Date and before the opening of business at such office or agency on the relevant Interest
Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest or interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment
Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.
All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the
Company and the Security Registrar, duly executed by the Holder thereof or his attorney or any transfer agent duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.
The Company shall not be required (i) to issue, register the transfer of or exchange any
Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under
Section 1103 and ending at the close of business on the day the relevant notice of redemption is sent, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed or (iii) to issue, register the transfer of or exchange any Security that has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.
SECTION 306.
Mutilated, Destroyed, Lost and Stolen Securities.
If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the
Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall, subject to the following paragraph, execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen
Security, a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.
Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee)
connected therewith.
Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the
Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 307.
Payment of Interest; Interest Rights Preserved; Optional Interest
Reset.
(a)
Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest, if any, on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the
Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the
Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest, if any, on any Registered Security may at the Company’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the
Security Register or (ii) transfer to an account maintained by the payee located in the United
States.
For the avoidance of doubt, payment with respect to any global Security registered in the name of a Depository or nominee thereof shall be made in accordance with the procedures of such Depository.
Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called
“Defaulted Interest”) shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:
(1)
The Company may elect to make payment of any Defaulted Interest to the

Persons in whose names the Registered Securities of such series (or their respective Predecessor
Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each
Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e))
equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a
Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the
Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of
Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such
Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such
Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such
Special Record Date and shall no longer be payable pursuant to the following clause (2).
(2)
The Company may make payment of any Defaulted Interest on the Registered
Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (and certification by the Company that the proposed manner of payment complies with the requirements of this clause (2)), such manner of payment shall be deemed practicable by the Trustee.
(b)
The provisions of this Section 307(b) may be made applicable to any series of
Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the
Company on the date or dates specified on the face of such Security (each an “Optional Reset
Date”). The Company may exercise such option with respect to such Security by notifying the
Trustee of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date for such Security. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice
(the “Reset Notice”) indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset
Date or if there is no such next Optional Reset Date, to the Stated Maturity of such Security
(each such period a “Subsequent Interest Period”), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.
Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date (or if the twentieth day prior to the Optional Reset Date does not fall on a Business Day, not later than the next succeeding Business Day), the Company may, at its option, revoke the interest rate
(or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish a higher interest rate (or a spread or spread multiplier providing for a higher interest rate, if applicable) for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier providing for a higher interest rate, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable)
is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier providing for a higher interest rate, if applicable).
Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.
SECTION 308.
Optional Extension of Maturity.
Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity
(or if the twentieth day prior to the Original Stated Maturity does not fall on a Business Day, not later than the next succeeding Business Day) of such Security, the Company may, at its option,

The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the
Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.
The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such
Security (each an “Extension Period”) up to but not beyond the date (the “Final Maturity”) set forth on the face of such Security. The Company may exercise such option with respect to any
Security by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the “Original
Stated Maturity”) and delivering to the Trustee an Officers’ Certificate and Opinion of Counsel.
If the Company exercises such option, the Trustee shall transmit, in the manner provided for in
Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated
Maturity a notice (the “Extension Notice”), prepared by the Company, indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate
(or spread, spread multiplier or other formula to calculate such interest rate, if applicable), if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such
Extension Period. Upon the Trustee’s transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.
revoke the interest rate (or spread, spread multiplier or other formula to calculate such interest rate, if applicable) provided for in the Extension Notice and establish a higher interest rate (or spread, spread multiplier or other formula to calculate such higher interest rate, if applicable) for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section
106, notice of such higher interest rate (or spread, spread multiplier or other formula to calculate such interest rate, if applicable) to the Holder of such Security. Such notice shall be irrevocable.
All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.
SECTION 309.
Persons Deemed Owners.
Prior to due presentment of a Registered Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to
Sections 305 and 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the
Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Notwithstanding the foregoing, with respect to any global temporary or permanent
Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.
SECTION 310.
Cancellation.
All Securities surrendered for payment, redemption, repayment at the option of the
Holder, registration of transfer or exchange or for credit against any sinking fund payment shall,

If the Company extends the Stated Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a
price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Stated Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the
Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.
if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such
Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any
Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such
Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this
Section, except as expressly permitted by this Indenture. Cancelled Securities held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures, unless by a
Company Order the Company directs the Trustee to deliver a certificate of such destruction to the Company or to return them to the Company.
SECTION 311.
Computation of Interest.
Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a
360-day year consisting of twelve 30-day months.
SECTION 312.
Currency and Manner of Payments in Respect of Securities.
(a)
Unless otherwise specified with respect to any Securities pursuant to Section 301, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, payment of the principal of (and premium, if any, on) and interest, if any, on any Registered Security of such series will be made in the Currency in which such Registered
Security is payable. The provisions of this Section 312 may be modified or superseded with respect to any Securities pursuant to Section 301.
(b)
It may be provided pursuant to Section 301 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any, on) or interest, if any, on such Registered
Securities in any of the Currencies which may be designated for such election by delivering to the Trustee for such series of Registered Securities a written election with signature guarantees and in the applicable form established pursuant to Section 301, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee for such series of Registered Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee of such series of Registered Securities not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 312(a). The
Trustee for each such series of Registered Securities shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered
Securities for which Holders have made such written election.
(c)
Unless otherwise specified pursuant to Section 301, if the election referred to in
(d)
If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of
(and premium, if any, on) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the “Conversion Date”), the Dollar shall be the currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 301, the Dollar amount to be paid by the Company to the Trustee of each such series of Securities and by such Trustee or any
Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign
Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g)
below.
(e)
Unless otherwise specified pursuant to Section 301, if the Holder of a Registered
Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected paragraph (b) above has been provided for pursuant to Section 301, then, not later than the fourth
Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying the
Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any, on) and interest, if any, on the Registered
Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 301, on the second Business Day preceding such payment date the
Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate
Officer’s Certificate in respect of the Dollar or Foreign Currency or Currencies payments to be made on such payment date. Unless otherwise specified pursuant to Section 301, the Dollar or
Foreign Currency or Currencies amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the
Company on the basis of the applicable Market Exchange Rate in effect on the second Business
Day (the “Valuation Date”) immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.
Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the
Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 312.
(f)
The “Dollar Equivalent of the Foreign Currency” shall be determined by the
Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.
(g)
The “Dollar Equivalent of the Currency Unit” shall be determined by the
Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into
Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.
(h)
meanings:
For purposes of this Section 312, the following terms shall have the following
A “Component Currency” shall mean any currency which, on the Conversion
Date, was a component currency of the relevant currency unit.

A “Specified Amount” of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit on the Conversion Date. If after the Conversion Date the official unit of any
Component Currency is altered by way of combination or subdivision, the Specified
Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component
Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified
Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, a Conversion Event (other than any event referred to above in this definition of “Specified Amount”) occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified
Amount of such Component Currency shall, for purposes of calculating the Dollar
Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.
An “Election Date” shall mean the Regular Record Date for the applicable series of Registered Securities or at least 16 days prior to Maturity, as the case may be, or such other prior date for any series of Registered Securities as specified pursuant to clause 13 of Section 301 by which the written election referred to in Section 312(b) may be made.
The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate
Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.
SECTION 313.
Appointment and Resignation of Successor Exchange Rate Agent.
(a)
Unless otherwise specified pursuant to Section 301, if and so long as the

All decisions and determinations of the Exchange Rate Agent regarding the Dollar
Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market
Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee for the appropriate series of Securities and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange
Rate Agent shall promptly give written notice to the Company and the Trustee for the appropriate series of Securities of any such decision or determination.
In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof and of the applicable Conversion Date to the Trustee of the appropriate series of
Securities and to the Exchange Rate Agent (and such Trustee, upon request, will promptly thereafter give notice in the manner provided in Section 106 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent (and such Trustee, upon request, will promptly thereafter give notice in the manner provided in Section 106 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion
Date. In the event the Company determines in good faith that any subsequent change in any
Component Currency as set forth in the definition of Specified Amount above has occurred, the
Company will similarly give written notice to the Trustee of the appropriate series of Securities and to the Exchange Rate Agent.
Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a
Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to
Section 301 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Foreign Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 312.
(b)
No resignation of the Exchange Rate Agent and no appointment of a successor
Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Exchange Rate Agent.
(c)
If the Exchange Rate Agent shall resign, be removed or become incapable of
SECTION 314.
CUSIP Numbers.
ARTICLE FOUR
SATISFACTION AND DISCHARGE
SECTION 401.
Satisfaction and Discharge of Indenture.
Except as set forth below, this Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto, any surviving rights of tender for repayment at the option of the Holders and any right to receive Additional Amounts, as provided in Section 1004), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when
(1)
either
(A)
all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board
Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor
Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 301, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).
The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall indicate the respective “CUSIP” numbers of the Securities in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the
Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall advise the Trustee as promptly as practicable in writing of any change in the CUSIP numbers.
for whose payment money has theretofore been deposited in trust with the Trustee or any
Paying Agent or segregated and held in trust by the Company and thereafter repaid to the
Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
(B)
all Securities of such series
(i)
have become due and payable, or
(ii)
year, or
will become due and payable at their Stated Maturity within one
(iii)
if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,
(2)
the Company has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Company; and
(3)
the Company has delivered to the Trustee an Officers’ Certificate and an Opinion
of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 613 and, if money shall have been deposited with the
Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive any termination of this
Indenture.
SECTION 402.
Application of Trust Funds.
Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any
Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, solely for the benefit of the Holders, an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such
Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
any, for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.
ARTICLE FIVE
REMEDIES
SECTION 501.
Events of Default.
“Event of Default”, wherever used herein with respect to any particular series of
Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture or a Board
Resolution establishing such series of Securities or is in the form of Security for such series:
(1)
default in the payment of any interest upon any Security of that series when such interest becomes due and payable, and continuance of such default for a period of 30 days; or
(2)
default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity, and continuance of such default for a period of five days; or
(3)
default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series, and continuance of such default for a period of five days; or
(4)
default in the performance, or breach, of any covenant or agreement of the
Company in this Indenture with respect to any Security of that series (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the
Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of
Default” hereunder;
(5)
the Company, pursuant to or within the meaning of any Bankruptcy Law:
(A)
commences a voluntary case or proceeding under any Bankruptcy Law,
(B)
consents to the commencement of any bankruptcy or insolvency case or proceeding against it, or files a petition or answer or consent seeking reorganization or relief against it,
(C)
consents to the entry of a decree or order for relief against it in an involuntary case or proceeding,

(D)
consents to the filing of such petition or to the appointment of or taking possession by a Custodian of the Company or for all or substantially all of its property, or
(E)
makes an assignment for the benefit of creditors, or admits in writing of its inability to pay its debts generally as they become due or takes any corporate action in furtherance of any such action; or
(6)
Law that:
a court of competent jurisdiction enters an order or decree under any Bankruptcy
(A)
is for relief against the Company in an involuntary case or proceeding, or
(B)
adjudges the Company bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, or
(C)
property, or
appoints a Custodian of the Company or for all or substantially all of its
(D)
orders the winding up or liquidation of the Company,
and the continuance of any such decree or order for relief or any such other decree or order remains unstayed and in effect for a period of 90 consecutive days;
(7)
if, to the extent required by to Sections 18(a)(1)(c)(ii) and 61 of the Investment
Company Act of 1940, or any successor provisions, as amended, on the last business day of each of twenty-four consecutive calendar months any class of Securities shall have an asset coverage (as such term is used in the Investment Company Act of 1940, as amended) of less than 100 per centum, giving effect to any amendments to such provisions of the Investment
Company Act of 1940, as amended, and to any exemptive relief granted to the Company by the
Commission; or
(8)
any other Event of Default provided with respect to Securities of that series.
The term “Bankruptcy Law” means title 11, U.S. Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law. The term “Custodian” means any custodian, receiver, trustee, assignee, liquidator, sequestrator or other similar official under any
Bankruptcy Law.
SECTION 502.
Acceleration of Maturity; Rescission and Annulment.
If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than
25% in principal amount of the Outstanding Securities of that series may (and the Trustee shall at the request of such Holders) declare the principal (or, if any Securities are Original Issue
Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.
At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:
(1)
the Company has paid or deposited with the Trustee a sum sufficient to pay in the
Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in
Sections 312(b), 312(d) and 312(e)):
(A)
that series,
all overdue installments of interest, if any, on all Outstanding Securities of
(B)
the principal of (and premium, if any, on) all Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,
(C)
to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and
(D)
all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
(2)
all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any, on) or interest on Securities of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.

Any application by the Trustee for written instructions from the requisite amount of
Holders (as determined pursuant to this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The
Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions from the requisite amount of Holders together with an indemnity satisfactory to the Trustee (as determined pursuant to this Indenture) in response to such application specifying the action to be taken or omitted.
SECTION 503.
Collection of Indebtedness and Suits for Enforcement by Trustee.
The Company covenants that if:
(1)
default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or
(2)
default is made in the payment of the principal of (or premium, if any, on) any
Security of any series at its Maturity,
then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the
Holders of Securities of such series, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, with interest upon any overdue principal
(and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities of such series, wherever situated.
If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the
Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
SECTION 504.
Trustee May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the
Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)
to file and prove a claim for the whole amount of principal (or in the case of Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be provided for in the terms thereof) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding,
and
(ii)
to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 607.
Subject to Article Eight and Section 902 and unless otherwise provided as contemplated by Section 301, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.
SECTION 505.
Trustee May Enforce Claims Without Possession of Securities.
All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the
Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
SECTION 506.
Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the
Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee and any predecessor
Trustee under Section 607 and any other agent or attorney of the Trustee hereunder;
SECOND: To the payment of the amounts then due and unpaid upon the
Securities for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, giving effect to Article XVI, if applicable, but otherwise ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and
THIRD: To the payment of the remainder, if any, to the Company or any other
Person or Persons entitled thereto.
SECTION 507.
Limitation on Suits.
No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(1)
such Holder has previously given written notice to the Trustee of a continuing
Event of Default with respect to the Securities of that series;
(2)
the Holders of not less than 25% in principal amount of the Outstanding
Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(3)
such Holder or Holders have offered to the Trustee reasonable indemnity, security or both against the costs, expenses and liabilities to be incurred in compliance with such request;
(4)
the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and
(5)
no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders).
SECTION 508.
Unconditional Right of Holders to Receive Principal, Premium and
Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of the Holders on the Repayment

Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
SECTION 509.
Restoration of Rights and Remedies.
If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
SECTION 510.
Rights and Remedies Cumulative.
SECTION 511.
Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of
Securities, as the case may be.
SECTION 512.
Control by Holders of Securities.
Subject to Section 603(5), the Holders of a majority in principal amount of the
Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that
(1)
such direction shall not be in conflict with any rule of law or with this Indenture,
(2)
the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and
(3)
the Trustee need not take any action that might involve it in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 513.
Waiver of Past Defaults.
Subject to Section 502, the Holders of not less than a majority in principal amount of the
Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to Securities of such series and its consequences, except a default
(1)
in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series, or
(2)
in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.
SECTION 514.
Waiver of Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIX
THE TRUSTEE
SECTION 601.
Notice of Defaults.
Within 90 days after the occurrence of any Default hereunder with respect to the
Securities of any series, the Trustee shall transmit in the manner and to the extent provided in
TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of such series, or in the payment of any sinking or purchase fund installment with respect to the
Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or
Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities of such series; and provided further that in the case of any Default or breach of the character specified in Section 501 (4) with respect to the

Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.
SECTION 602.
Duties of Trustee.
(a)
Prior to the time when the occurrence of an Event of Default becomes known to a
Responsible Officer of the Trustee and after the curing or waiving of all such Events of Default with respect to a series of Securities that may have occurred:
(1)
the Trustee with respect to the Securities of any series undertakes to perform such duties and obligations and only such duties and obligations as are specifically set forth in this
Indenture, and no implied duties, covenants or obligations shall be read into this Indenture against the Trustee; and
(2)
in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein); and
(b)
In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
(c)
No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
(1)
Section;
this Subsection shall not be construed to limit the effect of Subsection (a) of this
(2)
the Trustee shall not be liable for any error of judgment made in good faith by a
Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the
Trustee was negligent in ascertaining the pertinent facts.
(3)
the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Sections
101, 104 and 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
(4)
no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder,

or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d)
Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
SECTION 603.
Certain Rights of Trustee.
(1)
The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The
Trustee need not investigate any fact or matter stated in any document.
(2)
Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of
Directors may be sufficiently evidenced by a Board Resolution.
(3)
Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Opinion of Counsel or an Officers’ Certificate.
(4)
The Trustee may consult with counsel and the advice of such counsel or any
Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(5)
The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities (including the reasonable fees and expenses of its agents and counsel) which might be incurred by it in compliance with such request or direction.
(6)
The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable notice and at reasonable times during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.
(7)
The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.
(8)
The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is actually received by the Trustee at the
Corporate Trust Office of the Trustee, and such notice references the Securities and this
Indenture.
(9)
The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.
(10)The permissive rights of the Trustee enumerated herein shall not be construed as duties.
(11)Before the Trustee acts or refrains from acting, it may require an Officers’
Certificate, an Opinion of Counsel, or both (unless other evidence is specifically prescribed herein). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion of Counsel.
(12)The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, other than for its own negligence or willful misconduct.
(13)The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
(14)Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action.
(15)The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including acts of God; earthquakes;
fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; pandemics;
riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.
(16)The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Trustee such information as it may request, from time to time, in order for the Trustee to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.
SECTION 604.
Not Responsible for Recitals or Issuance of Securities.
SECTION 605.
May Hold Securities.
The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar,
Authenticating Agent or such other agent.

(17)The Company agrees that (a) if reasonably requested by the Trustee or any Paying
Agent and required by FATCA, in relation to a payment made under this Indenture and the
Securities issued hereunder, the Company will provide such information if and to the extent that
(i) such information is reasonably necessary for each of the Trustee and the Paying Agent to determine that it is in compliance with FATCA as relates to the payments made under this
Indenture and the Securities issued hereunder and (ii) such information is reasonably available to the Company in relation to the requirements of FATCA that are actually imposed upon such requesting Trustee or Paying Agent, as applicable; provided, however, that the Company shall not be required to provide information that it is prohibited legally from disclosing and (b) the
Trustee and Paying Agent shall be entitled to make any withholding or deduction from payments to the extent legally required to comply with FATCA, for which the Trustee and the
Paying Agent shall have no liability. The terms of this Section 603(17) shall survive the termination of this Indenture.
The recitals contained herein and in the Securities, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any
Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a
Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.
SECTION 606.
Money Held in Trust.
Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.
SECTION 607.
Compensation and Reimbursement and Indemnification of Trustee.
The Company agrees:
(1)
To pay to the Trustee or any predecessor Trustee from time to time such reasonable compensation for all services rendered by it hereunder as has been agreed upon from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).
(2)
Except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any predecessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct.
(3)
To indemnify each of the Trustee or any predecessor Trustee and each of their respective officers, directors, employees, Agents and Affiliates for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including the reasonable fees and expenses of its agents and counsel) of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (whether asserted by the
Company, any Holder or any other Person).
As security for the performance of the obligations of the Company under this Section, the
Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any, on) or interest, if any, on particular Securities.
When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501 occurs, the expenses and compensation for such services are intended to constitute expenses of administration under Title 11, U.S. Code, or any similar Federal, State or analogous foreign law for the relief of debtors.
The provisions of this Section 607 shall survive the resignation or removal of the Trustee and the satisfaction, termination or discharge of this Indenture.
SECTION 608.
Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder that shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least

$50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or the District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
SECTION 609.
Disqualification; Conflicting Interests.
If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust
Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.
SECTION 610.
Resignation and Removal; Appointment of Successor.
(a)
No resignation or removal of the Trustee and no appointment of a successor
Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.
(b)
The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.
(c)
The Trustee may be removed at any time with respect to the Securities of any series by (i) the Company, by an Officers’ Certificate delivered to the Trustee, provided that
(d)
If at any time:
(1)
the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or
(2)
the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or
(3)
the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

contemporaneously therewith (x) the Company immediately appoints a successor Trustee with respect to the Securities of such series meeting the requirements of Section 608 hereof and (y)
the terms of Section 611 hereof are complied with in respect of such appointment (the Trustee being removed hereby agreeing to execute the instrument contemplated by Section 611(b)
hereof, if applicable, under such circumstances) and provided further that no Default with respect to such Securities shall have occurred and then be continuing at such time, or (ii) Act of the
Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.
then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the
Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA
Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e)
If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of resignation or the delivery of an Act of removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.
(f)
If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the
Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the
Securities of any series shall have been so appointed by the Company or the Holders of
Securities and accepted appointment in the manner hereinafter provided, any Holder of a
Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.
(g)
The Company shall give notice of each resignation and each removal of the
Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of
Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
SECTION 611.
Acceptance of Appointment by Successor.
(a)
In case of the appointment hereunder of a successor Trustee with respect to all
Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section
607.
(b)
In case of the appointment hereunder of a successor Trustee with respect to the
Securities of one or more (but not all) series, the Company, the retiring Trustee and each
SECTION 612.
Merger, Conversion, Consolidation or Succession to Business.
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder,

successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring
Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one
Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;
but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring
Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms
“Indenture” and “Securities” shall have the meanings specified in the provisos to the respective definition of those terms in Section 101 which contemplate such situation.
(c)
Upon request of any such successor Trustee, the Company shall execute any and all instruments reasonably necessary to more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this
Section, as the case may be.
(d)
No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee;
provided, however, that the right to adopt the certificate of authentication of any predecessor
Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.
SECTION 613.
Appointment of Authenticating Agent.
At any time when any of the Securities remain Outstanding, the Trustee may appoint an
Authenticating Agent or Agents (which may be an Affiliate or Affiliates of the Company) with respect to one or more series of Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an
Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an
Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the
United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, eligible to serve as trustee hereunder pursuant to Section 608. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this
Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give written notice of such appointment to all
Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein.
No successor Authenticating Agent shall be appointed unless eligible under the provisions of this
Section.
The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this
Section.
If an appointment with respect to one or more series is made pursuant to this Section, the
Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:
This is one of the Securities of the series designated therein referred to in the within-
mentioned Indenture.
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
By:
as Authenticating Agent
By:
Authorized Officer

If all of the Securities of a series may not be originally issued at one time, and the Trustee does not have an office capable of authenticating Securities upon original issuance located in a
Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which, if so requested by the Company, shall be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities, provided that the terms and conditions of such appointment are acceptable to the Trustee.
ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
SECTION 701.
Disclosure of Names and Addresses of Holders.
Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any
Paying Agent nor any Security Registrar nor any agent of any of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of
Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).
SECTION 702.
Preservation of Information; Communications to Holders.
(a)
The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.
(b)
The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the
Trustee, shall be as provided by the Trust Indenture Act.
SECTION 703.
Reports by Trustee.
Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all
Holders of Securities in the manner and to the extent provided in TIA Section 313(c) a brief report dated as of such May 15 which meets the requirements of TIA Section 313(a).
A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the
Commission and with the Company. The Company will promptly notify the Trustee of the listing of the Securities on any stock exchange. In the event that, on any such reporting date, no events have occurred under the applicable sections of the TIA within the twelve months preceding such reporting date, the Trustee shall be under no duty or obligation to provide such reports.
SECTION 704.
Reports by Company.
The Company will:
(1)
file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the
Company is not required to file information, documents or reports pursuant to either of such
Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Actin respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and
(2)
file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the
Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers’ Certificates). Notwithstanding anything to the contrary set forth herein, for the purposes of this Section, any information, documents or reports filed electronically with the Commission and made publicly available shall be deemed filed with and delivered to the Trustee at the same time as filed with the Commission.
The Trustee shall transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to subparagraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission. In no event shall the Trustee be obligated to determine whether or not any report, information or document shall have been filed with the
Commission.
SECTION 705.
Calculation of Original Issue Discount.
The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods), if any, accrued on Outstanding Securities as of the end of such year.
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER
SECTION 801.
Company May Consolidate, Etc., Only on Certain Terms.
The Company shall not consolidate with or merge with or into any other entity (other than a merger of a wholly owned Subsidiary of the Company into the Company) or convey or transfer its properties and assets substantially as an entirety to any Person (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such conveyance or transfer), unless:
(1)
either the Company shall be the continuing entity, or the entity (if other than the
Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the
Company to be performed or observed;
(2)
immediately after giving effect to such transaction, no Default or Event of
Default shall have happened and be continuing; and
(3)
the Company and the successor Person have delivered to the Trustee an Officers’
Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
SECTION 802.
Successor Person Substituted.
ARTICLE NINE
SUPPLEMENTAL INDENTURES
SECTION 901.
Supplemental Indentures Without Consent of Holders.
Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:
(1)
to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;
or
(2)
to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of

Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor entity formed by such consolidation or into which the Company is merged or the successor
Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and in the event of any such conveyance or transfer, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.
Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
(3)
to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of
Default such supplemental indenture may provide for a particular period of grace after default
(which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or
(4)
to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or
(5)
to secure the Securities; or
(6)
to establish the form or terms of Securities of any series as permitted by Sections
201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company), or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purpose of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; or
(7)
to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or
(8)
to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, or to conform the terms hereof, as amended and supplemented, that are applicable to the Securities of any series to the description of the terms of such Securities in the offering memorandum, prospectus supplement or other offering document applicable to such Securities at the time of initial sale thereof; provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or
(9)
to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or
(10)to add guarantors or co-obligors with respect to any series of Securities or to release guarantors from their guarantees of Securities in accordance with the terms of the applicable series of Securities; or
(11)to make any change in any series of Securities that does not adversely affect in any material respect the rights of the Holders of such Securities as determined in good faith by the Company, as evidenced in an Officers’ Certificate.
SECTION 902.
Supplemental Indentures with Consent of Holders.
(1)
change the Stated Maturity of the principal of (or premium, if any, on) or any
(2)
reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences)

With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a
Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture that affects such series of Securities or of modifying in any manner the rights of the Holders of such series of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding
Security affected thereby:
installment of principal of or interest on, any Security, subject to the provisions of Section 308;
or the terms of any sinking fund with respect to any Security; or reduce the principal amount thereof or the rate of interest (or change the manner of calculating the rate of interest, thereon, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1)
and permitted by Section 901(1)), or reduce the portion of the principal of an Original Issue
Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or upon the redemption thereof or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the Currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated
Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 herein, or modify the subordination provisions set forth in Article Sixteen in a manner that is adverse to the Holder of any Outstanding Security; or
provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting,
or
(3)
modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this
Indenture of the Holders of Securities of any other series.
The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain
Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date that is eleven months after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.
SECTION 903.
Execution of Supplemental Indentures.
In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the
Trustee shall be entitled to receive, and shall be fully protected in relying upon, in addition to the documents required by Section 102 of this Indenture, an Officers’ Certificate and an Opinion of
Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to such supplemental indenture have been complied with. The Trustee shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
SECTION 904.
Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this
Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.
Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
SECTION 906.
Reference in Securities to Supplemental Indentures.
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN
COVENANTS
SECTION 1001.
Payment of Principal, Premium, if any, and Interest.
SECTION 1002.
Maintenance of Office or Agency.
The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such

The Company covenants and agrees for the benefit of the Holders of each series of
Securities that it will duly and punctually pay the principal of (and premium, if any, on) and interest, if any, on the Securities of that series in accordance with the terms of such series of
Securities and this Indenture. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security, provided, that all payments of principal with respect to global
Securities shall be paid in accordance with the procedures of the Depository.
The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where
Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate
Trust Office of the Trustee, and the Company hereby appoints the Trustee at its Corporate Trust
Office as its agent to receive such respective presentations, surrenders, notices and demands.
Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii)
may be payable in a currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of
Securities, or as so required, at least one Exchange Rate Agent. The Company will notify the
Trustee of the name and address of any Exchange Rate Agent retained by it.
SECTION 1003.
Money for Securities Payments to Be Held in Trust.
Whenever the Company shall have one or more Paying Agents for any series of
Securities, it will, on or before each due date of the principal of (or premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the
Currency or Currencies described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum of money to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying
Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any
Paying Agent to pay, to the Trustee all sums of money held in trust by the Company or such
Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any
Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its trust office as Paying Agent in the Borough of Manhattan, The City of New York and as its agent to receive all such presentations, surrenders, notices and demands.
If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of (or premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)), sufficient to pay the principal (and premium, if any) and interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.
Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any, on) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company)
shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the
Trustee or such Paying Agent with respect to such money held in trust, and all liability of the
Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such repayment, may at the expense of the
Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.
SECTION 1004.
Additional Amounts.
If the Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series such Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any, on) or interest, if any, on any
Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest
Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal or premium is made), and at least 10 days prior to each date of payment of principal, premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’
Certificate, the Company will furnish the Trustee and the Company’s principal Paying Agent or
Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal, premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are not
United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such
Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled
(i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The
Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section or in reliance on the
Company’s not furnishing such an Officers’ Certificate.
SECTION 1005.
Statement as to Compliance.
The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof so long as any Security is Outstanding hereunder, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture. For purposes of this Section 1005, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.
The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an
Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.
SECTION 1006.
Waiver of Certain Covenants.
As specified pursuant to Section 301(15), for Securities of any series, the Company may omit in any particular instance to comply with any covenant or condition set forth in any covenants of the Company added to Article Ten pursuant to Section 301(14) or Section 301 (15)
in connection with the Securities of a series, if before or after the time for such compliance the
Holders of at least a majority in aggregate principal amount of all Outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.
ARTICLE ELEVEN
REDEMPTION OF SECURITIES
SECTION 1101.
Applicability of Article.
Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by
Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.
Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the
Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed, and, if applicable, of the tenor of the Securities to be redeemed, and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the
Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an
Officers’ Certificate evidencing compliance with such restriction.
SECTION 1103.
Selection by Trustee of Securities to Be Redeemed.
If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by lot or otherwise in accordance with the procedures of the Depository; provided that such method complies with the rules of any national securities exchange or quotation system on which the Securities are listed (which rules shall be certificated to the Trustee by the Company or such national securities exchange at the
Trustee’s request), and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof)
of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series.
The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.
SECTION 1104.
Notice of Redemption.
Notice of redemption shall be given in the manner provided in Section 106, not less than
30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any
Security designated for redemption as a whole or in part, or any defect in the notice to any such

Holder, shall not affect the validity of the proceedings for the redemption of any other such
Security or portion thereof.
Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.
All notices of redemption shall state:
(1)
the Redemption Date,
(2)
the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 1106,
(3)
if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular
Security or Securities to be redeemed,
(4)
in case any Security is to be redeemed in part only, the notice that relates to such
Security shall state that on and after the Redemption Date, upon surrender of such Security, the
Holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,
(5)
that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 1106 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,
(6)
the Place or Places of Payment where such Securities, are to be surrendered for payment of the Redemption Price and accrued interest, if any,
(7)
that the redemption is for a sinking fund, if such is the case, and
(8)
the CUSIP number of such Security, if any, along with the statement provided for in Section 314.
A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed. Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.
SECTION 1105.
Deposit of Redemption Price.
On or prior to 10:00 am, New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own
Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section

301 for the Securities of such series and except, if applicable, as provided in Sections 312(b),
312(d) and 312(e)) sufficient to pay on the Redemption Date the Redemption Price of, and
(unless otherwise specified pursuant to Section 301) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.
SECTION 1106.
Securities Payable on Redemption Date.
If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate of interest set forth in such Security or, in the case of an Original Issue Discount Security, at the Yield to Maturity of such Security.
SECTION 1107.
Securities Redeemed in Part.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) (together with accrued interest, if any, to the
Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall if the same were interest-bearing cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption
Price, together with accrued interest, if any, to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 301, installments of interest on Registered
Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the
Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
307.
Any Registered Security that is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the
Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such
Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new
Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a temporary global
Security or permanent global Security is so surrendered, such new Security so issued shall be a new temporary global Security or permanent global Security, respectively. However, if less than all the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date.
ARTICLE TWELVE
SINKING FUNDS
SECTION 1201.
Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of
Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
The minimum amount of any sinking fund payment provided for by the terms of
Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
SECTION 1202.
Satisfaction of Sinking Fund Payments with Securities.
The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such
Securities shall be received and credited for such purpose by the Trustee at the applicable
Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.
SECTION 1203.
Redemption of Securities for Sinking Fund.
Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d)
and 312(e)) and the portion thereof, if any, which is to be satisfied by delivering and crediting
Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers’ Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the
Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the
Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
1106 and 1107.
ARTICLE THIRTEEN
REPAYMENT AT THE OPTION OF HOLDERS
SECTION 1301.
Applicability of Article.
Repayment of Securities of any series before their Stated Maturity at the option of
Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.
SECTION 1302.
Repayment of Securities.
Securities of any series subject to repayment in whole or in part at the option of the
Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at the
Repayment Price thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before 10:00 am, New York City time, on the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e))
sufficient to pay the Repayment Price of, and (unless otherwise specified pursuant to Section
301) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.
SECTION 1303.
Exercise of Option.
Securities of any series subject to repayment at the option of the Holders thereof will contain an “Option to Elect Repayment” form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the “Option to Elect
Repayment” form on the reverse of such Security duly completed by the Holder (or by the
Holder’s attorney duly authorized in writing), must be received by the Company at the Place of
Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than
45 days nor later than 30 days prior to the Repayment Date. If less than the entire Repayment
Price of such Security is to be repaid in accordance with the terms of such Security, the portion of the Repayment Price of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the
Security or Securities to be issued to the Holder for the portion of such Security surrendered that is not to be repaid, must be specified. Any Security providing for repayment at the option of the

Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the
Company.
SECTION 1304.
When Securities Presented for Repayment Become Due and Payable.
If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the Repayment Price of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that installments of interest on Registered Securities, whose Stated Maturity is prior to
(or, if specified pursuant to Section 301, on) the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such
Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
If any Security surrendered for repayment shall not be so repaid upon surrender thereof, the Repayment Price shall, until paid, bear interest from the Repayment Date at the rate of interest set forth in such Security or, in the case of an Original Issue Discount Security, at the
Yield to Maturity of such Security.
SECTION 1305.
Securities Repaid in Part.
Upon surrender of any Registered Security that is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or
Securities of the same series, and of like tenor, of any authorized denomination specified by the
Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered that is not to be repaid. If a temporary global Security or permanent global Security is so surrendered, such new Security so issued shall be a new temporary global Security or a new permanent global Security, respectively.

ARTICLE FOURTEEN
DEFEASANCE AND COVENANT DEFEASANCE
SECTION 1401.
Applicability of Article; Company’s Option to Effect Defeasance or
Covenant Defeasance.
If pursuant to Section 301 provision is made for either or both of (a) defeasance of the
Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such
Securities, and the Company may at its option by Board Resolution, at any time, with respect to such Securities, elect to have either Section 1402 (if applicable) or Section 1403 (if applicable)
be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.
SECTION 1402.
Defeasance and Discharge.
Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be
“Outstanding” only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the
Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest, if any, on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under
Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this
Article Fourteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.
SECTION 1403.
Covenant Defeasance.
Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, if specified pursuant to Section 301, the Company shall be released from its obligations under any covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, “covenant defeasance”), and such Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenant, but shall continue to be deemed
“Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such
Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section
501(4) or 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of such Securities may not be accelerated because of an Event of Default solely by reference to such Sections specified above in this Section 1403.
SECTION 1404.
Conditions to Defeasance or Covenant Defeasance.
The following shall be the conditions to application of either Section 1402 or Section
1403 to any Outstanding Securities of or within a series:
(a)
The Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of, and dedicated solely to, the Holders of such Securities, (1) an amount (in such
Currency in which such Securities are then specified as payable at Stated Maturity), or (2)
Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any, on) and interest, if any, on such Securities, money in an amount, or (3) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and interest, if any, on such Outstanding
Securities on the Stated Maturity of such principal or installment of principal or interest and (ii)
any mandatory sinking fund payments or analogous payments applicable to such Outstanding
Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.
(b)
Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.
(c)
No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(5) and 501(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).
(d)
In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such
Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.
(e)
In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.
(f)
The Company shall have delivered to the Trustee an Officers’ Certificate and an
Opinion of Counsel, each stating that all conditions precedent to either the defeasance under
Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company’s option under Section 1402 or
Section 1403 (as the case may be), registration is not required under the Investment Company
Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the trustee for such trust funds.
(g)
Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.
SECTION 1405.
Deposited Money and Government Obligations to Be Held in Trust;
Other Miscellaneous Provisions.
Subject to the provisions of the last paragraph of Section 1003, all money and
Government Obligations (or other property as may be provided pursuant to Section 301)
(including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the “Trustee”) pursuant to Section 1404 in respect of any Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

Unless otherwise specified with respect to any Security pursuant to Section 301, if, after a deposit referred to in Section 1404(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 312(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 312(d) or 312(e) or by the terms of any Security in respect of which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any, on) and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such
Security into the Currency in which such Security becomes payable as a result of such election or
Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, such conversion shall be based on the applicable Market Exchange Rate for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.
The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or Government Obligations deposited pursuant to
Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.
Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government
Obligations (or other property and any proceeds therefrom) held by it as provided in Section
1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

If, after the Company has made a deposit with the Trustee pursuant to Section 1404, the
Trustee is unable to apply any money in accordance with Section 1405 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the applicable Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1404 until such time as the Trustee is permitted to apply all such money in accordance with this Article Fourteen; provided, however, that if the
Company has made any payment of the principal of or interest on any series of Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money held by the Trustee.
ARTICLE FIFTEEN
MEETINGS OF HOLDERS OF SECURITIES
SECTION 1501.
Purposes for Which Meetings May Be Called.
A meeting of Holders of any series of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.
SECTION 1502.
Call, Notice and Place of Meetings.
(a)
The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the
Borough of Manhattan, The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.
(b)
In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication or mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the
Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.
SECTION 1503.
Persons Entitled to Vote at Meetings.
To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding
Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.
SECTION 1504.
Quorum; Action.
The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series;
provided, however, that if any action is to be taken at such meeting with respect to a consent,

waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be made, given or taken by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding
Securities of such series which shall constitute a quorum.
Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding
Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the
Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.
Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.
Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any consent, waiver, request, demand, notice, authorization, direction or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:
(i)
there shall be no minimum quorum requirement for such meeting; and
(ii)
the principal amount of the Outstanding Securities of such series that vote in favor of such consent, waiver, request, demand, notice, authorization, direction or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

SECTION 1505.
Determination of Voting Rights; Conduct and Adjournment of
Meetings.
(a)
Notwithstanding any other provisions of this Indenture, the Trustee may make
(b)
The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of
Securities as provided in Section 1502(b), in which case the Company or the Holders of
Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding
Securities of such series represented at the meeting.
(c)
At any meeting of Holders, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.
(d)
Any meeting of Holders of Securities of any series duly called pursuant to Section
1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.
SECTION 1506.
Counting Votes and Recording Action of Meetings.

such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.
The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of
Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint at least one, but no more than two, inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting a verified written report of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any
Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original report of each inspector of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable,
Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
ARTICLE SIXTEEN
SUBORDINATION OF SECURITIES
SECTION 1601.
Agreement to Subordinate.
The Company, for itself, its successors and assigns, covenants and agrees, and each
Holder of Subordinated Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any, on) and interest, if any, on each and all of the Subordinated Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Designated Senior
Indebtedness.
SECTION 1602.
Distribution
on
Dissolution,
Liquidation
and
Reorganization;
Subrogation of Subordinated Securities.
Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Designated Senior Indebtedness and the holders thereof with respect to the Securities and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law):
(a)
the holders of all Designated Senior Indebtedness shall be entitled to receive payment in full of the principal thereof (and premium, if any, due thereon) and interest due thereon before the Holders of the Subordinated Securities are entitled to receive any payment upon the principal (or premium, if any,) or interest, if any, on indebtedness evidenced by the
Subordinated Securities; and
(b)
any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Sixteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Designated
Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Designated Senior
Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any, on) and interest on the Designated
Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Designated Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Designated Senior Indebtedness; and
(c)
in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Subordinated Securities before all Designated
Senior Indebtedness is paid in full, such payment or distribution shall be paid over, upon written notice to the Trustee, to the holder of such Designated Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Designated Senior Indebtedness may have been issued, ratably as aforesaid, for application to payment of all Designated Senior Indebtedness remaining unpaid until all such Designated Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Designated Senior
Indebtedness.
Subject to the payment in full of all Designated Senior Indebtedness, the Holders of the
Subordinated Securities shall be subrogated to the rights of the holders of Designated Senior
Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Designated Senior Indebtedness until the principal of (and premium, if any, on) and interest, if any, on the Subordinated Securities shall be paid in full and no such payments or distributions to the Holders of the Subordinated Securities of cash, property or securities otherwise distributable to the holders of Designated Senior Indebtedness shall, as between the
Company, its creditors other than the holders of Designated Senior Indebtedness, and the
Holders of the Subordinated Securities be deemed to be a payment by the Company to or on account of the Subordinated Securities. It is understood that the provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the
Subordinated Securities, on the one hand, and the holders of the Designated Senior Indebtedness, on the other hand. Nothing contained in this Article Sixteen or elsewhere in this Indenture or in the Subordinated Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Designated Senior Indebtedness, and the Holders of the Subordinated
Securities, the obligation of the Company, which is unconditional and absolute, to pay to the
Holders of the Subordinated Securities the principal of (and premium, if any, on) and interest, if any, on the Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Subordinated
Securities and creditors of the Company other than the holders of Designated Senior
Indebtedness, nor shall anything herein or in the Subordinated Securities prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article
Sixteen of the holders of Designated Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Sections 601 and 602, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Designated
Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.
If the Trustee or any Holder of Subordinated Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Designated
Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Subordinated Securities.
With respect to the holders of Designated Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this
Article and no implied covenants or obligations with respect to holders of Designated Senior
Indebtedness shall be read into this Indenture against the Trustee. The Trustee does not owe any fiduciary duties to the holders of Designated Senior Indebtedness other than Securities issued under this Indenture.
SECTION 1603.
No Payment on Subordinated Securities in Event of Default on
Designated Senior Indebtedness.
No payment by the Company on account of principal (or premium, if any), sinking funds or interest, if any, on the Subordinated Securities shall be made unless full payment of amounts then due for principal (premium, if any), sinking funds and interest on Designated Senior
Indebtedness has been made or duly provided for in money or money’s worth.
SECTION 1604.
Trustee’s Compensation Not Prejudiced.
Nothing in this Article Sixteen will apply to amounts due to the Trustee (other than payments of obligations owing to Holders in respect of Notes) pursuant to other sections of this
Indenture.
SECTION 1605.
Payments on Subordinated Securities Permitted.

Nothing contained in this Indenture or in any of the Subordinated Securities shall (a)
affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 1602 and 1603, payments of principal of (or premium, if any, on)
or interest, if any, on the Subordinated Securities, (b) without limiting clause (c) of this sentence, prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (or premium, if any, on) or interest, if any, on the
Subordinated Securities, unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than three Business
Days prior to the date fixed for such payment or (c) prevent the application by the Trustee of any moneys or the proceeds of Government Obligations deposited with it pursuant to Section 1404(a)
to the payment of or on account of the principal of (or premium, if any, on) or interest, if any, on the Subordinated Securities if all the conditions specified in Section 1404 to the application of
Section 1402 or Section 1403, as applicable, have been satisfied prior to the date the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment.
SECTION 1606.
Authorization of Holders to Trustee to Effect Subordination.
Each Holder of Subordinated Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes.
SECTION 1607.
Notices to Trustee.

Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Designated Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its
Corporate Trust Office) written notice thereof from the Company or from the holder of any
Designated Senior Indebtedness or from the trustee for any such holder, together with proof reasonably satisfactory to the Trustee of such holding of Designated Senior Indebtedness or of the authority of such trustee; PROVIDED, HOWEVER, that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal (or premium, if any)
or interest, if any, on any Subordinated Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1607, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within three Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Designated Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Designated
Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Designated Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Designated Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
SECTION 1608.
Trustee as Holder of Designated Senior Indebtedness.
The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article Sixteen in respect of any Designated Senior Indebtedness at any time held by it to the same extent as any other holder of Designated Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.
SECTION 1609.
Modifications of Terms of Designated Senior Indebtedness.
Any renewal or extension of the time of payment of any Designated Senior Indebtedness or the exercise by the holders of Designated Senior Indebtedness of any of their rights under any instrument creating or evidencing Designated Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the
Holders of the Subordinated Securities or the Trustee.
No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Designated Senior Indebtedness is outstanding or of such Designated Senior
Indebtedness, whether or not any of the foregoing are in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Sixteen or of the Subordinated Securities relating to the subordination thereof.
SECTION 1610.
Reliance on Judicial Order or Certificate of Liquidating Agent.
Upon any payment or distribution of assets of the Company referred to in this Article
Sixteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Subordinated Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of
Designated Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.
[Signature Page Follows]

* * * * *
This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.
Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Each party agrees that this Indenture, the Securities and any other documents to be delivered in connection herewith may be electronically or digitally signed, and that any such electronic or digital signatures appearing on this Indenture, the Securities or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.
MSC INCOME FUND, INC.
By:
Name:
Title:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.,
as Trustee
By:
Name:
Title:
[Signature Page to Indenture]